Form:    97-07SL              SUB-SUBLEASE           Land Titles Office use only
Licence: LAW/0524/98        New South Wales
Edition: 9901            Real Property Act 1900   Do not affix additional pages
                                                  here: use the left-hand corner

                   -------------------------------------------------------------
      STAMP DUTY   Office of State Revenue use only



                   =============================================================
(A)   SUB HEAD
        LEASE      Y401669
                   =============================================================

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(B)   TORRENS      Property leased: if appropriate, specify the part or premises
TITLE              Volume 8652 Folio 14
                   Part being level 22, 207 Kent Street, Sydney



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                   =============================================================
(C)   LODGED BY    LTO Box   Name, Address or DX and Telephone            CODE

                   667N      Parish Patience Solicitors
                             DX 166 SYDNEY                                 SL
                             Tel: (02) 9283 1333
                             Reference (optional): TMS/NJC 739544

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(D)   SUB-
      SUBLESSOR    WATERWAYS AUTHORITY


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                   The sub-sublessor leases to the sub-sublessee the property referred to above.

(E)                Encumbrances (if applicable):    1.         2.          3.


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(F)   SUB-         C-BRIDGE AUSTRALIA PTY LIMITED (ACN: 091 294 343)
      SUBLESSEE

                   TENANCY:

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(H)   1.  TERM:            Five (5) years

      2.  COMMENCING DATE: 1 July 2000

      3.  TERMINATING DATE: 30 June 2005

      4.  Together with and reserving the RIGHTS set out in Annexure A hereto.

                                                             LTO use-
                                                             Total pages:
                                                             Checked by:
                                   Page 1 of

     Executed for the Waterways Authority by me      )
     as delegate, and I certify that I have no notice)
     as  to the revocation of such delegation:       )
                                                     )

     /s/ C.C.J. Hughes                       /s/ Zenon Michniewicz
     --------------------------------        ----------------------------------
     Signature of witness                    Signature of delegate

     C.C.J. Hughes                           Zenon Michniewicz
     --------------------------------        ----------------------------------
     Name of witness                         Name of delegate

     Level 11, 207 Kent St., Sydney          Executive Director Maritime
     --------------------------------        Assets Division Waterways Authority
     Address of witness                      ----------------------------------
                                             Office held by the delegate


     Executed for C-bridge Australia  Pty Limited    )
     (ACN: 091 294 343) by or on behalf of:          )
                                                     )

     /s/ Clifford B. Thompson                /s/ Paul Chow
     --------------------------------        --------------------------------
     Signature of Secretary/Director         Signature of Director

     Clifford B. Thompson                    Paul Chow
     --------------------------------        --------------------------------
     Name of Secretary/Director              Name of Director


(J)  STATUTORY DECLARATION
     I   solemnly and sincerely declare that-

     1. The time for the exercise of option to renew in expired sublease No.U182809 has ended;

     2.  The sublessee under that sublease has not exercised the option;

     3. A variation of the sublease extending the term has not been entered into.
     I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act 1900.

     Made and subscribed at                            in the State of
     on                                                in the presence of-

         This and the following 34 pages form Annexure "A " referred to in the lease between Waterways Authority as lessor

       and C-bridge Australia Pty Limited (A.C.N. 091 294 343) as lessee

                     dated the       day of          2000

--------------------------------------------------------------------------------

1.   Definitions and Interpretation

1.1. In this Lease unless a contrary intention appears:

     "Agreed Rate" means 2% per annum above the overdraft index rate charged by the Commonwealth Bank of Australia at the relevant date in respect of an overdraft limit in excess of $100,000.00 (or such rate as the Commonwealth Bank of Australia advises in writing is charged in substitution therefore);

     "Building" means the building known as 207 Kent Street Sydney, Maritime Trade Tower erected on the Land and the Lessor's fixtures and fittings in that building together with any extension or alterations subsequently made to that building;

     "Business Day" means any day not being a Saturday, Sunday or public holiday in New South Wales;

     "Commencement Date" means the date first specified in Item 5 of the Reference Schedule;

     "Fixed Review Date" means each date set out or described in Item 8 of the Reference Schedule as being a "fixed review" date;

     "GST" has the meaning given in the A New Tax System (Goods and Services
     Tax) Act 1999 (Cth) or any similar subsequent Legislation (as amended from time to time);

     "Head Lease" means the leases between Maritime Services Board of NSW (now Waterways Authority) and Wetastop Pty Limited, Cynwest Pty Limited, Detawind Pty Limited and Nesseyre Pty Limited as lessees dated 30 September 1985 registered as dealing W386446 and dated 20 October 1992 registered as dealing I875984;

     "Land" means the land upon which the Building and New Building B as defined in the Head Lease are constructed being the land contained in Folio Identifier 1/813557;

     "Lessee and persons under its control" means the Lessee, its servants, agents and any other person in or about the Premises at any time at the request or invitation of or under the control or direction of the Lessee;

     "Lessee" means the Lessee described in Item 2 of the Reference Schedule, its successors and permitted assigns and in the case of a natural person, his executors and administrators;

     "Lessee's Percentage of Increases in outgoings" means that proportion which the Net Lettable Area of the Premises bears from time to time to the total Net Lettable

     Area of the Building, such proportion being at the Commencement Date the proportion referred to in Item 9 of the Reference Schedule;

     "Lessor" means the Lessor described in Item 1 of the Reference Schedule, its successors and assigns (including for the purpose of giving any notice any Managing Agent appointed from time to time by the Lessor);

     "Lessor and persons under its control" means the Lessor, its servants, agents and any other person in or about the Building at any time at the request or invitation of or under the control or direction of the Lessor;

     "Managing Agent" means the agent appointed from time to time by the Lessor (and notified to the Lessee) to manage the Building;

     "Market Review Date" means each date set out or described in Item 8 of the Reference Schedule as being a "market review" date.

     "Minimum Rent" means the amount set out in Item 6 of the Reference Schedule as varied pursuant to clause 4.4;

     "Minister" means the minister administering the Lessor under the Ports Corporatisation & Waterways Management Act 1995;

     "Net Lettable Area" means the net lettable area as defined in the March 1997 edition of "Method of Measurement for Lettable Area" issued by the Property Council of Australia;

     "Operating Procedures and Building Regulations" means the procedures and regulations contained in Schedule 1 to this Lease as may from time to time be varied or amended pursuant to clause 9.6;

     "Premises" means that part of the Building described in Item 4, excluding the Common Areas of the Building, and shall be deemed to include the floor coverings, curtains, blinds, ceilings, light fittings, airconditioning and other equipment to service the Premises installed at the earlier of the Commencement Date and the Lessee first occupying the Premises;

     "Reference Schedule" means the schedule described as such in this Lease;

     "Rent Commencement Date" means the date set out in Item 7 of the Reference Schedule;

     "Services" means all services or systems of any nature from time to time provided to the Building and/or to the Land or available for use, and includes (without limitation) the provision of any electronic medium, energy source, lighting, gas, fuel, power, water, sewerage, drainage, loading docks, plant rooms, storage areas, fire detection or alarm services, sprinkler systems or devices, lifts, escalators, security systems, air-conditioning and the fittings, fixtures, appliances, plant and equipment utilised for any of the foregoing, and includes any services or systems from time to time utilised for access to the Building;

     "Sublease" means the sublease between Wetastop Pty Limited, Cynwest Pty Limited, Detawind Pty Limited and Nesseyre Pty Limited as lessor and Maritime Services Board of NSW (now Waterways Authority) as lessee dated 1 May 1989 registered as dealing Y401669;

     "Termination Date" means the date last specified in Item 5 of the Reference Schedule;

     "the Common Areas of the Building" means the tea-rooms, toilet and washroom facilities, forecourts, entrances, vestibules, passages, stairways, landings, escalators, lobbies between lifts facing other lifts serving the same floor, lifts and other areas from time to time intended to be used in general by the occupants of the Building;

1.2. In this Lease:

     1.2.1. any provisions of this Lease to be performed by two or more persons shall bind those persons jointly and each of them severally;

     1.2.2. any reference in this Lease to any statute or regulation is deemed to include all amendments and revisions made from time to time to that statute or regulation and any reference to the Corporations Law or Australian Securities Commission Act, 1989 or any provisions thereof is deemed to include a reference to the corresponding enactment or provision thereof in any other State or Territory of Australia or any similar enactment or provision in any other place;

     1.2.3. any reference in this Lease to a "month" or "monthly" shall mean respectively calendar month and calendar monthly;

     1.2.4. the Index to this Lease and any headings and marginal notations in this Lease have been inserted for convenience only and shall not in any way limit or govern the construction of the terms of this Lease;

     1.2.5. where the Lessor's consent or approval is required pursuant to any provision of this Lease such consent or approval is not to be arbitrarily or capriciously withheld unless otherwise provided;

     1.2.6. where in this Lease a reference is made to the Australian Property Institute, such reference shall if that Institute has ceased to exist, be deemed a reference to such body or association as then serves substantially the same objects as that Institute;

     1.2.7. words importing persons shall include corporations and vice versa and words importing the singular number or plural number shall be deemed to include the plural number or singular number respectively and words importing any gender shall include all other genders as the case may require;

     1.2.8. if any provision of this Lease, or its application to any party, person or circumstances is or becomes invalid or unenforceable, the remainder of this Lease or the application of such provision to such other parties, persons or circumstances shall not be affected thereby;

     1.2.9. the provisions contained in this Lease and those applicable expressly or by statutory implication cover and comprise the whole of the agreement between the Lessor and the Lessee in relation to the Premises and the Lessor and the Lessee expressly agree and declare that no further or other provisions shall be deemed to be implied in this Lease or to arise between the Lessor and the Lessee by way of collateral or other agreement by reason of any promise, representation, warranty or undertaking given or made by or on behalf of the Lessor or the Lessee on or prior to the execution of this lease and any such implications or collateral or other agreement is negatived.

2.   Exclusion of Statutory Provisions and Severability

2.1. Exclusion of Statutory Provisions

     2.1.1. The covenants, powers and provisions implied by virtue of Sections 84, 84A, 85 and 86 of the Conveyancing Act, 1919 do not apply to this Lease and are expressly negatived.

     2.1.2. The employment in this Lease of words in any of the forms of words contained in the first column of Part II of Schedule IV to the Conveyancing Act, 1919 does not imply any covenant under Section 86 of that Act.

     2.1.3. To the extent permitted by law, the application to this Lease of any moratorium or other Act, whether State or Federal, having the effect of extending the term, reducing or postponing the payment of rent, or otherwise affecting the operation of the terms of this Lease, is expressly excluded and negatived.

2.2. Severability of Provisions in breach of Trade Practices Act, 1974

     2.2.1. The Lessor and the Lessee hereby agree that any provision of this Lease which is in breach of the Trade Practices Act, 1974 and in consequence of such breach is void, voidable, unenforceable or invalid shall in any case be severable from this Lease and this Lease shall be read as though such provision did not form part of the same at any time.

3.   Term

3.1. Term of Lease

     The term of this Lease commences on the Commencement Date and expires on the Termination Date.

3.2. Monthly Tenancy

     If:

     3.2.1. the Lessee continues to occupy the Premises beyond the Termination Date; or

     3.2.2. the Lessee has not completed its obligations under clause 6.7.1;

     then the Lessee will be treated as continuing to occupy the Premises as a monthly tenant only at a rental payable monthly in advance, the first such payment to be made on the day following the Termination Date equal to one-twelfth of the sum of the following amounts:

     3.2.3. the Minimum Rent determined under clause 4.4.2 as if the Termination Date is a Market Review Date;

     3.2.4. the annual amount of the Lessee's contribution to the increase in outgoings of the Building referred to in Schedule 2 to this Lease which is applicable immediately prior to the Termination Date.

     Either party may terminate the tenancy created under this clause by at least 1 month's notice in writing to the other expiring at any time.

3.3. Reduction of Term

     If the Lessor becomes entitled to re-enter or determine this Lease, the Lessor may at its option by written notice reduce the unexpired residue of the term of this Lease to a period of 1 month, and thereafter the Lessee will become a monthly tenant upon the conditions stated in clause 3.2. 4. Rent, Rent Review and Lessee's Contribution To Increases In Outgoings

4.1. Covenant to Pay Rent

     The Lessee promises to pay rent to the Lessor during the term of this Lease without any deduction whatsoever in accordance with the provisions of this Lease.

4.2. Additional Payment by Lessee

     The Lessee promises to pay to the Lessor, in addition to the rent reserved under this Lease, the Lessee's contribution to the increases in outgoings of the Building in the manner provided in Schedule 2.

4.3. Method of Payment

     All payments of rent or other moneys required to be paid by the Lessee under this Lease must be paid to the Lessor or as the Lessor may in writing otherwise direct.

4.4. Minimum Rent and Rent Review

     4.4.1. The Lessee must pay to the Lessor during the term free of exchange and all deductions the Minimum Rent in each year of the term such rent to be paid in advance by regular and consecutive monthly payments each equal to one-twelfth of the Minimum Rent each on the first day of each month in each year during the term (except the first and last payments which if necessary will be proportionate) the first being payable on the Rent Commencement Date. The Minimum Rent shall be an amount equal to the amount specified in Item 6 of the Reference Schedule in the first year of the term and in each succeeding year of the term shall be the amount determined in accordance with this clause.

     4.4.2. At each Market Review Date the Minimum Rent will change to the greater of:

             4.4.2.1. the Minimum Rent payable immediately prior to the Market Review Date; and

            4.4.2.2. the current annual open market rental value ("the Current Rent") of the Premises based on a lease between a willing lessor and a willing lessee granted with vacant possession and taking no account of:

                      4.4.2.2.1. any goodwill attributable to the Premises by
                                 reason of any trade or business carried on therein by the Lessee;

                      4.4.2.2.2. any improvements or fixtures erected or
                                 installed at the Lessee's expense;

            and in all other respects (except as to rent payable) on the provisions of this Lease.

     4.4.3. At each Fixed Review Date the Minimum Rent will change to either:

            4.4.3.2. the amount calculated as the Minimum Rent payable immediately before the Rent Review Date multiplied by the percentage specified in Item 8 of the Reference Schedule for that Fixed Review Date.

     4.4.4. Despite clause 4.4.1 the Lessor will not require the Lessee to pay rent from the commencement of the term specified in Item 5 to the Rent Commencement Date.

     4.4.5. Despite clause 4.4.2, the Minimum Rent payable by the Lessee after the 1 July 2003 Market Review Date will not be more than 115% of the rent payable immediately before the 1 July 2003 Market Review Date.

4.5. Procedure to Determine Current Rent

     4.5.1. The Lessor may at any time within a period commencing 60 days prior to each Market Review Date or any time thereafter give written notice to the Lessee of the amount which the Lessor considers to be the Current Rent of the Premises at the relevant Market Review Date having regard to all matters then relevant to the determination of such rent ("the Lessor's rent notice").

     4.5.2. Unless the Lessee advises the Lessor in writing within 28 days after receiving the Lessor's rent notice that the Lessee disputes the Current Rent amount so notified then the amount so notified will be the Current Rent as at the "relevant Market Review Date" for the purposes of paragraph 4.4.2.2.

     4.5.3. If:

            4.5.3.1. within 28 day of receiving the Lessor's rent notice the lessee disputes the Lessor's assessment of the Current Rent; and

            4.5.3.2. the Lessor and the Lessee are unable to agree on the
                     Current Rent within 42 days after the Lessor gives the Lessee's rent notice;

            then either the Lessor or the Lessee may refer the question of the Current Rent at the relevant Market Review Date for the decision of:

            4.5.3.3. two qualified valuers, one appointed by each of the parties
                     (or in the event of failure by one of the parties to so appoint a valuer within 7 days of being requested to do so in writing - then the valuer selected by the other party); or

            4.5.3.4. if the firstmentioned valuers appointed under paragraph
                     4.5.3.3 fail to jointly determine the Current Rent within 1 month of their appointment then by a qualified valuer having at least 5 years experience to the date of his or her appointment of valuing premises similar to the Premises appointed by the President for the State of New South Wales or other principal officer for the time being of the Australian Property Institute. Each valuer acting under this subclause 4.5.3 acts as an expert and not as an arbitrator and the decision of the valuer(s) (including any decision as to the costs of such determination) is final and binding on the parties to this Lease.

     4.5.4. Pending the ascertainment of the amount of the Current Rent at the relevant Market Review Date, the Lessee must pay rent at the rate of the Minimum Rent payable immediately before the relevant Market Review Date. Upon determination of the Current Rent at the relevant Market Review Date, the Lessee must pay to the Lessor the difference between the interim amount so paid and the sum determined pursuant to clauses paragraph 4.4.2 and this clause 4.5

     4.5.5. .If the Lessee does not pay the amount of the difference to the Lessor within 14 days after being requested to do so, the Lessee must also pay to the Lessor interest on the amount of the difference at the Agreed Rate and calculated for the period from the relevant Market Review Date to the date of full payment, both days included.

4.6. Interest on Overdue Rent or Other Moneys

     If any rent or other moneys payable by the Lessee under this Lease remain unpaid for 7 days after the due date, then the Lessee shall pay to the Lessor interest on that money at the Agreed Rate and the Lessor will be entitled to recover that money and/or that interest as if it is rent in arrears.

4.7. Other expenses of the Lessee

     4.7.1. The Lessee must pay to the Lessor within 14 days of being requested to do so all expenses of the Lessor directly referrable to a request from the Lessee at the rate from time to time reasonably charged by the Lessor.

     4.7.2. After hours air-conditioning expenses will be properly and reasonably charged for use of air-conditioning outside the period between 7am and 6pm on Business Days.

5.   Assignment/Subletting

5.1. Lessee not to Mortgage Charge etc

     The Lessee shall not during the continuance of this Lease mortgage, charge, license or otherwise deal with or part with possession of the Premises or any part thereof or any estate or interest therein or by any act or deed procure the Premises or any part thereof or any estate or interest therein to be mortgaged, charged (other than by way of a charge over all the assets of the Lessee), licensed or otherwise dealt with or disposed of except as hereinafter provided in respect of any assignment, transfer or sublease.

5.2. Lessee not to Assign or Sublease

     The Lessee shall not assign or transfer this Lease or grant any sublease of the whole or part of the Premises without first obtaining the written consent of the Lessor which consent shall not be unreasonably withheld if:

     5.2.1. the Lessee is not at the time of applying for such consent or thereafter in default in the observance or performance of the covenants and agreements on the Lessee's part herein contained or implied, unless waived in writing by the Lessor;

     5.2.2. the Lessee undertakes to pay to the Lessor the Lessor's reasonable administrative and other expenses and proper legal costs of and incidental to the giving of its consent;

     5.2.3. in the case of an assignment or transfer:

            5.2.3.1. the Lessee proves to the reasonable satisfaction of the
                     Lessor that the assignee under the intended transfer or assignment ("the assignee") is a respectable and solvent person capable of carrying on business in the Premises as permitted by this Lease;

            5.2.3.2. the Lessee and the assignee enter into a covenant with the
                     Lessor in the form required by the Lessor that the assignee will duly perform and observe the covenants and agreements on the Lessee's part herein contained and will not alter the usage of the Premises without the prior consent of the Lessor;

            5.2.3.3. the assignee furnishes to the Lessor such guarantee or guarantees of the performance of the obligations under this Lease as the Lessor shall reasonably require including a bank guarantee in the sum of 6 months rent, 6 months increases in outgoings and GST payable on the supply by the Lessor;

            5.2.3.4. the Lessee and the assignee comply with the Lessor's reasonable requirements in relation to the documentation, stamping and registration of the intended assignment;

     5.2.4. in the case of subletting:

            5.2.4.1. the Lessee proves to the reasonable satisfaction of the
                     Lessor that the sublessee under the intended sublease ("the sublessee") is a respectable, responsible and solvent person capable of carrying on business in the Premises as permitted by this Lease;

          5.2.4.2. the Lessee proves to the reasonable satisfaction of the Lessor (by valuation or valuations if so required) that the rent payable by the sublessee under the sublease is at a rate not less than the current market rate of rent for the Premises;

          5.2.4.3. the Lessee and the sublessee enter into a deed with the Lessor in the form reasonably required by the Lessor whereby, in the event of default by the Lessee under this Lease, the sublessee shall if so required by the Lessor make all payments required under the sublease directly to the Lessor and otherwise perform and observe the covenants and agreements on the sublessee's part directly in favour of the Lessor; and

          5.2.4.4. the Lessee and the sublessee comply with the Lessor's reasonable requirements in relation to the documentation, stamping and registration of the intended sublease.

     5.3. Lessor may withhold consent if security risk

          Notwithstanding anything contained in clause 5.2, the Lessor may withhold its consent to any transfer, assignment and sublease if in the Lessor's absolute discretion it considers the identity of the transferee, assignee or sublessee would or could create a security risk to the Building or to the occupiers of the Building from time to time.

     5.4. Consent to Transfer of Shares

          If the Lessee is a company other than a company whose shares are listed on any Australian Stock Exchange, the Lessee shall not, without the prior written consent of the Lessor such consent not to be unreasonably withheld, register, record or enter in its books any transfer of any share or shares in the capital of the Lessee or deal with any beneficial interest in any such share or shares or issue any new share or shares or take or attempt to take any action where such transfer, dealing, issue or action has the effect of altering the effective control of the Lessee or having the effect that the shareholders of the Lessee at the date hereof together beneficially hold or control less than 51% of the voting rights of capital in the Lessee. This clause shall not apply to any transfer of or dealing with the shares in the capital of the Lessee to effect the listing on any Australian Stock Exchange of the Lessee. For the avoidance of doubt this clause does not apply to any transfer of, dealing with, issue of or action taken with the shares in any parent company of the Lessee.

5.5.      Sale of the Lessee's Business

          If the Lessee is a company and sells or otherwise disposes of the whole or a substantial part of the Lessee's business but without transferring this Lease, then the Lessee must notify the Lessor of all relevant details requested by the Lessor and must prove to the Lessor's satisfaction that the Lessee remains capable of fulfilling the Lessee's obligations under this Lease. The Lessor shall act reasonably in this regard. If the Lessor is not so satisfied, the Lessor may:

     5.5.1. require the Lessee to give to the Lessor such additional security for the performance of the Lessee's obligations under the Lease on such terms and from such people as the Lessor may require; or

     5.5.2. treat the Lessee as being in breach of clause 5.2.

6.   Maintenance Repairs Alterations and Additions

6.1. Lessee to Keep Premises and Fixtures in Good Repair

     6.1.1. The Lessee shall keep the interior of the Premises and all fixtures and fittings (including any carpets, curtains or blinds) installed or provided by the Lessor in good repair and at the expiration or sooner determination of the Lease shall yield up the Premises and the fixtures and fittings of the Lessor in good repair.

     6.1.2. The obligation of the Lessee stated in paragraph 6.1.1 does not include responsibility for fair wear and tear and any damage caused by flood, fire, storm, tempest or by aircraft or articles therefrom or any other risks against which insurance cover is usually effected for properties similar to the Building save to the extent that such damage is attributable to any act or omission on the part of the Lessee and persons under its control.

6.2. Services by Lessee of Plant and Equipment within and exclusively servicing the Premises

     The Lessee shall keep such of the plant or machinery located within and exclusively servicing the Premises maintained serviced and in good repair and will enter into and keep current at the Lessee's expense such maintenance service and repair contracts as are reasonably required by the Lessor for that purpose with contractors approved by the Lessor such approval not to be unreasonably withheld.

6.3. Redecoration by Lessee

     6.3.1. The Lessee shall redecorate the Premises to the reasonable satisfaction of the Lessor before each of the dates specified in
            Item 13 of the Reference Schedule and the Termination Date. The term "redecorate" shall include the washing down of the whole of the interior of the Premises including all partitions or additions made to the Premises and the treatment as previously treated of all internal surfaces of the Premises by painting, staining, polishing or otherwise to a specification reasonably approved by the Lessor; and also the replacing of all carpet/floor tiles which in the reasonable opinion of the Lessor are worn or damaged otherwise than by fair wear and tear and in need of replacement.

     6.3.2. Should the Lessee fail to redecorate the Premises by the dates specified, the Lessor may undertake redecoration at the Lessee's expense (and shall have access to the Premises for its agents, servants and contractors for this purpose) and the Lessee shall repay amounts so expended by the Lessor on demand.

6.4. Lessee's Further Maintenance/Repair Obligations

     The Lessee shall at the Lessee's expense:

     6.4.1. ensure that all waste created by the Lessee and persons under its control is placed daily in suitable receptacles;

     6.4.2. immediately make good any damage to any part of the Building (including the Common Areas) or to the Premises or any part thereof caused by the Lessee and persons under its control;

     6.4.3. immediately replace all glass in any part of the Building broken by the Lessee and persons under its control;

     6.4.4. replace all damaged or non-operative light globes and tubes within the Premises;

     6.4.5. take any steps necessary to control any pest infestation occurring within the Premises and if required by the Lessor engage a pest exterminator approved by the Lessor;

     6.4.6. repair or where appropriate replace heating, lighting, electrical or plumbing fittings installed in the Premises broken or damaged by the Lessee and persons under its control;

     6.4.7. comply with all statutes, ordinances, proclamations, orders and regulations arising from the Premises or any fixtures or fittings installed by the Lessee therein provided that the Lessee shall be under no liability in respect of any structural alteration required under of this paragraph unless that liability arises out of the Lessee's particular use or occupation of the Premises;

     6.4.8. comply with any notices or orders which may be given by any competent authority arising from the Lessee's use of the Premises or their use by the Lessee (whether addressed or given to the Lessor or the Lessee and without regard to the person liable by statute or regulation to comply with such notice or order) provided that the Lessee shall be under no liability in respect of any structural alteration required under of this paragraph unless that liability arises out of the Lessee's particular use or occupation of the Premises.

6.5  Lessee's Contribution to Cleaning Costs

     6.5.1. The Lessor at the Lessee's expense shall arrange for the Premises to be cleaned by the cleaning contractor engaged by the Lessor for the Building.

     6.5.2. The Lessee shall pay to the Lessor the Lessee's proportion as stated in Item 9 of the Reference Schedule of the Lessor's cost from time to time of cleaning the Building (including without limitation the Common Areas of the Building and the external and internal surfaces of the windows in the Building and including toilet requisites).

     6.5.3. The Lessee shall pay to the Lessor the cleaning costs provided by this clause 6.5 monthly in advance on the days for payment of the annual rent (and proportionately for any part of a month where necessary) and a statement from the Lessor as to the cost of such cleaning from time to time shall be prima facie evidence thereof.

6.6. Lessor to Consent to Installation of Partitions

     6.6.1. The Lessee shall not install or use in the Premises internal partitions other than of a standard as to type quality and size approved by the Lessor, acting reasonably.

     6.6.2. The Lessee shall not install or place in the Premises any item fixture or fitting which is or is likely in the opinion of the Lessor to overload the structure of any part of the Building.

     6.6.3. The Lessee shall not make alterations or additions to the Premises nor install or alter any partitioning nor install or place any equipment fitting fixture or machinery likely to disturb the efficient operation of the air conditioning or other systems servicing the Building or the Premises without the Lessor's prior written approval.

     6.6.4. In seeking the Lessor's approval under this clause 6, the Lessee shall submit plans and specifications of the proposed work, and the Lessor may require as a condition of its approval that:

            6.6.4.1. any such work shall be supervised by a person nominated by the Lessor;

            6.6.4.2. any such work shall be executed by contractors or tradesmen approved by the Lessor;

            6.6.4.3. the Lessee pays on demand all costs reasonably incurred by the Lessor in considering the proposed works and their supervision including the fees of the architects or other building consultants employed by the Lessor;

            6.6.4.4. the Lessee shall obtain from any competent authority all necessary approvals or permits necessary to enable such proposed work to be lawfully effected and shall on request by the Lessor produce for inspection to the Lessor copies of all such approvals and permits from any such competent authority;

            6.6.4.5. upon completion of the works, the Lessee shall produce to the Lessor any certificates of compliance or satisfactory completion issued by any such competent authority; and

            6.6.4.6. the Lessee reimburse the Lessor any cost or expense properly and reasonably incurred by the Lessor as a result of the installation, operation or removal of any such equipment, fixture, fitting or machinery.

6.7. Removal of Fixtures and Fittings by Lessee on Termination

     6.7.1. The Lessee must:

            6.7.1.1. prior to the expiration of the term of this Lease remove from the Premises:

                     6.7.1.1.1. all partitions, alterations, additions and other fixtures and fittings installed or made by the Lessee, whether under this Lease or a previous occupation arrangement;

                     6.7.1.1.2. all the Lessee's property; and

                     6.7.1.1.3. all partitions in the Premises at the
                                Commencement Date or the date of commencement of any earlier occupation arrangement;

            6.7.1.2. make good damage to the Premises caused by such removal;

            6.7.1.3. if the term of this Lease is determined prior to the
                     Termination Date, remove and make good the damage caused within a reasonable time after the determination.

     6.7.2. If the Lessee does not complete the removal and make good prior to the expiration of the term of this Lease (or in the case of the determination of the term of this Lease within a reasonable time after such determination) then the Lessor may:

            6.7.2.1. remove and store the partitions, alterations, additions, fixtures and fittings that the Lessee fails to remove and the Lessee undertakes to repay on demand all costs and expenses incurred by the Lessor in so doing; or

            6.7.2.2. elect not to carry out the removal by giving notice in writing to the Lessee that unless the Lessee carries out the removal within 28 days of the date on which such notice is given, the partitions, alterations, additions, fixtures and fittings which have not been removed by the Lessee will be forfeited to the Lessor; if the Lessee fails to comply with the notice the partitions, alterations, additions, fixtures and fittings will become the property of the Lessor at the expiration of the 28 day period.

     6.7.3. If the Lessee has not completed its obligations under subclause
            6.7.1 by the expiry of the term of this Lease, then the Lessee will be regarded as holding over under clause 3.2.

     6.7.4. The obligation under this clause to complete the removal and make good prior to the expiration of the term of this lease do not apply if the Lessee has successfully exercised the option for renewal in accordance with clause 13.

6.8. Notice of Damage and Defects by Lessee

     6.8.1. The Lessee shall promptly give notice to the Lessor (or where appropriate to the Building supervisor or Managing Agent) when it becomes aware of:

            6.8.1.1. any damage and of any accident to or defects in the
                     Premises or in the Building or in any of the services or other facilities provided by the Lessor in the Premises or the Building; and

            6.8.1.2. any circumstances likely to occasion any damage or injury occurring within the Premises or the Building.

7.   Insurance and Indemnity

7.1. Public Risk and Glass Insurance by Lessee

     The Lessee shall keep current at all times during its occupation of the
     Premises:

     7.1.1. a policy of public risk insurance applicable to the Premises and the business carried on therein in the joint names of the Lessor and the Lessee for an amount not less than the amount stated in
             Item 11 of the Reference Schedule (being the amount which may be paid out arising out of any one single accident or event) or such higher amount as the Lessor may from time to time reasonably require; and

     7.1.2. an insurance policy in the joint names of the Lessor and the Lessee for the full insurable value on a replacement basis against all insurable risks all for glass (including plate glass but excluding any glass located in exterior windows in floors above the ground or street level of the Building) in or enclosing the Premises.

     Such insurance policies shall be effected with an insurance company approved by the Lessor (such approval not be unreasonably withheld) and the Lessee will if so requested by the Lessor provide the Lessor with copies of such policies and from time to time with a certificate of currency for each such policy.

7.2. Lessee not to Prejudice Lessor's Insurance or Premium Rate

     The Lessee and persons under its control shall not do or permit to be done anything upon the Premises whereby any insurance effected by the Lessor or by the Lessee may be rendered void or voidable or (except with the Lessor's prior written approval) whereby the premium payable on any such insurance shall be liable to increase and the Lessee shall as and when required by the Lessor pay all extra premiums payable by the Lessor on account of extra risk caused by the use to which the Premises are put by the Lessee.

7.3. Compliance with Insurance Council Requirements

     7.3.1. The Lessee covenants at all times and in all respects to comply with the requirements of the New South Wales Fire Brigade and the Lessor's insurers and also with the requirements of any relevant statute, regulation or other notice issued by any similar authority.

     7.3.2. The Lessee shall pay to the Lessor the costs incurred by the Lessor (including alterations to the Premises) which may result from the non-compliance by the Lessee with the requirements (applicable to the Premises) of the Insurance Council of Australia, the New South Wales Fire Brigade or the Lessor's insurers.

7.4. Lessee to Occupy Premises at its Risk

     The Lessee agrees to occupy and use the Premises at the Lessee's risk and releases to the fullest extent permitted by law the Lessor its servants agents and contractors in the absence of any negligence on their part from all claims and demands of any kind and from all liability which may arise in respect of any accident damage or injury occurring to any persons or property in or about the Premises and the Lessor shall have no responsibility or liability for any loss or damage to fixtures fittings or personal property of the Lessee, save where caused by the negligence or the deliberate act or omission of the Lessor and persons under its control.

7.5. Indemnity by Lessee

     The Lessee will indemnify and keep indemnified the Lessor and its servants agents and contractors in the absence of any negligence on their part from and against all actions, claims, demands, losses, damages, costs and expenses incurred by the Lessor or for which the Lessor may become liable in respect of or arising from all or any of the following to the extent that they are caused or contributed to by the use of the Premises or by any act or omission on the part of the Lessee or persons under its control or any other persons claiming through or under the Lessee or on the part of any trespasser while such trespasser is within the Premises:

     7.5.1. the negligent or careless use, misuse, waste or abuse of the water, electricity, lighting and other installations in and facilities of the Premises or the Building;

     7.5.2. overflow or leakage of water or other fluids in or from the Premises or of rain water; and

     7.5.3. loss of or damage to property, loss of life or injury to persons within the Premises or the Building.

8.   Use Of Premises and Building

8.1. Use to which Premises may be put by Lessee

     The Lessee may not use the Premises otherwise than for the purpose stated in Item 12 of the Reference Schedule. The Lessor gives no warranty as to the use to which the Premises may be put and the Lessee shall satisfy itself thereon and shall be deemed to have accepted this Lease with full knowledge of and subject to any prohibitions or restrictions on the use thereof under or in pursuance of any Act, Ordinance, Regulation, By-Law or other statutory enactment or order of Court. If the use referred to in Item 12 of the Reference Schedule be permissible only with the consent or approval of any authority under or in pursuance of any such Act, Ordinance, Regulation, By-Law or other statutory enactment or order of Court the Lessee shall obtain such consent or approval at its own expense.

8.2. No Warranty by Lessor as to Suitability of Premises

     The Lessor does not in any way warrant that the Premises are or will remain suitable or adequate for any of the purposes of the Lessee and to the full extent permitted by law all warranties as to suitability and as to adequacy implied by law are expressly negatived.

8.3. Payment of Utility Charges by Lessee

     The Lessee shall pay to the proper authorities all charges for utility and other services connected to the Premises and separately metered to the Premises. If the Lessee defaults in payment of such charges, the Lessor may pay the same and forthwith recover the amount paid as if the same were rent in arrears payable by the Lessee.

8.4. Lessee's Obligations

     The Lessee shall during its occupation of the Premises:

     8.4.1. advise the Lessor (or where applicable its Managing Agent) of the private address and telephone number of the Lessee or if the Lessee is a corporation of the manager, secretary or other responsible person employed by the Lessee and shall keep the Lessor or its Managing Agent informed of any change of such address or telephone number;

     8.4.2. secure the Premises against unauthorised entry at all times when the Premises are left unoccupied and the Lessor reserves the right by its servants and agents to enter upon the Premises and fasten same if the Premises are left unsecured;

     8.4.3. not do anything whereby the work or efficiency of the air conditioning plant or servicing of the Building or the Premises may be detrimentally affected;

     8.4.4. upon the cessation of the Lessee's right to occupy the Premises, deliver to the Lessor or its Managing Agent all keys (including card keys and other security access devices) to the Premises and the Building; and

     8.4.5. comply with the Operating Procedures and Building Regulations.

8.5. Restrictions on Use of Premises by Lessee

     The Lessee shall not:

     8.5.1. use or permit to be used for other than their designed purposes any of the fixtures or fittings in the Premises or the Building;

     8.5.2. store or use inflammable or dangerous substances upon the Premises (except as may be necessary for the ordinary conduct of the permitted use of the Premises specified in Item 12 of the Reference Schedule);

     8.5.3. do or permit to be done on the Premises or in the Building anything which in the reasonable opinion of the Lessor may become a nuisance or disturbance, obstruction or cause of damage whether to the Lessor or to other tenants or users of the Building or use the Premises in any noisy, noxious or offensive manner;

     8.5.4. obstruct or interfere with any of the entrances or common areas of the Building;

     8.5.5. other than pursuant to a right granted by the Lessor, permit any sign, advertisement, name or notice to be placed on any part of the Premises or the Building where such sign, advertisement, name or notice is of an incongruous or unsightly nature having regard to the character and use of the Building and prior to the installation or replacement of any sign, advertisement, name or notice the Lessee shall:

            8.5.5.1. obtain the Lessor's prior written consent (which in the case of signs on the exterior of the Building may be refused in the absolute discretion of the Lessor but otherwise such consent shall not be unreasonably withheld); and

            8.5.5.2. obtain the prior consent of any relevant competent authority;

     8.5.6. carry on or permit to be carried on upon the Premises or any part thereof the business of a licensed victualler or use the Premises or the Common Areas of the Building or allow the same to be used for any illegal or immoral purpose or for a sale by auction or allow anyone to sleep on the Premises or allow any animal, reptile, fish or bird on the Premises and shall not during the continuance of this Lease install on the Premises or any part thereof machinery (other than office machines of a weight and in locations approved by the Lessor which approval shall not be unreasonably withheld), boilers or engines of any kind (save as may be expressly authorised herein or by licence in writing by the Lessor) or endanger the Premises by overloading the internal floors thereof;

     8.5.7. use the Premises for the bulk storage of tallow oil, naphtha, petroleum or other dangerous or explosive inflammable substances liquids or compounds thereof except as may be necessary for the ordinary conduct of the permitted use of the Premises specified in
             Item 12 of the Reference Schedule; and

     8.5.8. other than pursuant to a right granted by the Lessor, exhibit, place or permit to be affixed upon the Building or any external wall or part or parts of the Premises or internally in such manner as to be visible from outside the Building any electric or illuminated sign signboard or place or leave any sign, facia, advertisement, placard, lettering, boards, posters, notices or signs or other advertisement other than those approved by the Lessor on the directory in the entrance lobby of the Building and in default the Lessor may enter and remove the same at the Lessee's cost but in any event such approval on the directory shall not be unreasonably withheld provided however that the design, type and size of lettering to be used on such directory shall be entirely in the discretion of the Lessor and such lettering will be entered on the directory by the Lessor at the cost of the Lessee.

8.6. Provision of Directory by Lessor

     Where the Lessor at the request of the Lessee provides the Lessee with identification on any signboard or directory installed by the Lessor in or near any of the entrances to the Building, the Lessee shall pay to the lessor on demand the reasonable cost of providing such identification.

9.   Rights Reserved By Lessor

9.1. Maintenance by Lessor

     The Lessor reserves the right to use, maintain and repair all Services and/or associated fixtures and fittings passing through the Premises or the Building.

9.2. Entry by Lessor and the Architects, Agents and Workmen of the Lessor to View and Effect Repairs and Alterations

     The Lessor and the architects, agents and workmen of the Lessor shall have the right to enter upon the Premises with all necessary materials and equipment at all reasonable times and on reasonable notice (but at any time and without notice in the case of an emergency):

     9.2.1. to enter and view the state of repair of the Premises and to ascertain whether or not there has been any breach of the terms of this Lease;

     9.2.2. to carry out repairs or other works to the Premises or to the Building or to any adjacent building;

     9.2.3. to execute any work required to remedy a defect which is the Lessee's duty to repair if the Lessee has not within 21 days of the date of receipt by the Lessee of written notice from the Lessor requiring such defect to be repaired taken steps to remedy the defect and without prejudice to other remedies the Lessor may recover the cost of such repairs from the Lessee forthwith on demand;

     9.2.4. for the purpose of complying with the terms of any present or future legislation affecting the Premises or the Building or of any notice served on the Lessor or Lessee by any competent authority for which the Lessee is not responsible under this Lease;

     9.2.5. in the event the Premises or the Building are either destroyed or damaged for the purpose of rebuilding or restoration;

     9.2.6. for the purpose of carrying out any repairs, alterations, additions or other works to the utilities or other Services provided to the Lessee and/or other tenants of the Building;

     provided always that in exercising such rights the Lessor shall:

               9.2.6.1. use its reasonable endeavours to minimise any disturbance caused to the Lessee in its occupation and use of the Premises;

               9.2.6.2. provide reasonable notice of the exercise of such rights (save in emergency); and

               9.2.6.3. make good damage caused to the Premises when exercising such rights.

9.3. Work by Lessor to Remedy Lessee's Default

     The Lessor may elect to remedy at any time without notice any default by the Lessee under this Lease which has continued for 28 days after notice to the Lessee requiring rectification of such default except in the case of emergency and whenever the Lessor so elects all costs and expenses incurred by the Lessor (including legal costs and expenses) in remedying such default shall be paid by the Lessee to the Lessor forthwith on demand.

9.4. Default by Lessee

     If at any time during the occupation of the Premises by the Lessee:

     9.4.1. any rent or other money payable by the Lessee is in arrears for 7 days after notice is given to the Lessee advising that any sum is in arrears; or

     9.4.2. in the case of default by the Lessee in respect of any obligation on the part of the Lessee arising out of any term of this Lease such default continues for 28 days after notice is given to the Lessee advising of such default; or

     9.4.3. in the case of repairs required to be effected by the Lessee such repairs are not completed within 28 days after such notice is given to the Lessee; or

     9.4.4.    execution be levied against any of the assets of the Lessee; or

     9.4.5. the Lessee (not being a company) assigns his estate or enters into a deed of arrangement for the benefit of creditors; or

     9.4.6.    the Lessee (being a company) either:

               9.4.6.1. goes into liquidation (other than a voluntary liquidation for the purposes of reorganisation); or

               9.4.6.2.  is wound up or dissolved; or

               9.4.6.3. enters into a scheme of arrangement with its creditors or any class thereof; or

               9.4.6.4.  is placed under official management; or

               9.4.6.5. a receiver or manager or provisional liquidator or administrator of any of its assets is appointed; or

               9.4.6.6. an inspector is appointed pursuant to the Australian Securities Commission Act, 1989;

               then notwithstanding any prior waiver or failure to take action by the Lessor or indulgence granted by the Lessor to the Lessee in respect of any such matter or default whether past or continuing it shall be lawful for the Lessor or any other person duly authorised by it to:

               9.4.6.7. re-enter upon the Premises or any part thereof in the name of the whole and thereby determine the estate of the Lessee; and

               9.4.6.8.  remove or otherwise deal with as provided in clause
                         6.7.2 all goods fittings fixtures and effects found on the Premises;

               without releasing the Lessee from any liability in respect of the breach or non-observance of any term of this Lease.

9.5. Power of Attorney in Favour of Lessor upon Lessee's Default

     Should the Lessor become entitled to re-enter and take possession of the Premises and determine this Lease after necessary compliance with any relevant statutory provision as to the exercise of rights of forfeiture (of which the statutory declaration of any officer of the Lessor shall be conclusive evidence for the purposes of the Registrar General) the

        Lessee hereby irrevocably appoints the Lessor to be the Attorney of the Lessee for him in his name and as his act and deed from time to time if and when such Attorney shall think fit for the purpose of giving full effect to the power of re-entry to execute and procure the registration of a surrender of this Lease and to record this Power of Attorney and procure to be done any act, matter or thing which may be required to give full effect thereto according to the Real Property Act 1900 or to any other law or usage for the time being in force in the State of New South Wales and all and whatsoever such Attorney shall lawfully do or purport to do or cause to be done by virtue of the said appointments is ratified and confirmed by this Lease.

9.6.    Right for Lessor to Vary Operating Procedures and Building Regulations

        The Lessor shall have the right to vary or amend from time to time the Operating Procedures and Building Regulations contained in Schedule 1 by written notice given to the Lessee provided that no such variation or amendment shall derogate from the rights of the Lessee under this Lease or impose any additional financial obligation on the Lessee and in the event of any inconsistency between the provisions of the Lease and the Operating Procedures and Building Regulations the provisions of this Lease shall prevail.

9.7.    Fire Drills and Evacuation Procedures

        The Lessor shall have the right to require the Lessee to perform from time to time fire drills and observe all necessary and proper emergency evacuation procedures and the Lessee and persons under its control shall cooperate with the Lessor in performing such drills and procedures provided that in requiring the Lessee and persons under its control to carry out such drills and procedures the Lessor shall use its best endeavours to minimise any disturbance thereby caused to the Lessee in its occupation and use of the Premises.

10.     Covenants By Lessor

10.1.   Quiet Enjoyment

        10.1.1. The Lessor shall pay all rates, taxes and assessments charged upon the Land or the Building except those which the Lessee is obliged to pay.

        10.1.2. The Lessee upon paying the rent and other moneys payable to the Lessor and upon performing the Lessee's obligations under this Lease shall and may peaceably possess and enjoy the Premises during the continuance of this Lease without any undue interruption or disturbance from the Lessor or its servants or agents or any parties deriving title from the Lessor or having an interest superior to the Lessor.

10.2.     Use of Common Areas of the Building

          The Lessor agrees that the Lessee its servants, agents, customers and invitees shall be entitled (in common with other persons authorised by the Lessor) to use the Common Areas of the Building for the purposes for which such common areas were designed or intended to be used.

10.3. Sole use rights for certain Common Areas Notwithstanding the provisions of clause 10.2, the Lessor agrees that during such time as the Lessee is the lessee of a whole floor of the Building, the Lessee (at no additional cost) shall have the sole and exclusive right for the Lessee and persons under its control to use the tea rooms and toilet and washroom facilities situated on such floor.

10.4. The Lessor shall keep the Building in good and substantial repair and shall use its reasonable endeavours to provide all appropriate services for the occupants of the Building including airconditioning and lifts at all appropriate times.

11.     Miscellaneous

11.1.   Abatement of Rent on Damage to Premises

        In case the whole or any part of the Building or the Premises shall be damaged by fire or other contingency so as to render the Premises wholly or partially unfit or unavailable for occupation and use by the Lessee (in circumstances where clause 11.2 does not apply) then provided such damage is not occasioned by any act or neglect of the Lessee:

        11.1.1. The rents reserved by and any other money payable under this Lease, or a proportionate part thereof according to the nature and extent of the damage, or inaccessability shall abate;

        11.1.2. Any remedies for the recovery of rent falling due after such damage shall be suspended until the Premises have been made fit for and are available for occupation by the Lessee; and

        11.1.3. Any dispute arising under clause 11.1 as to the amount of rent and any other moneys payable under this Lease to be abated shall be determined by an independent expert valuer having at least 5 years experience to the date of his appointment of the matters referred to in this clause 11.1 selected by mutual agreement between the Lessor and the Lessee provided that should the parties be unable to agree on such a valuer then either the Lessor or the Lessee may request the President of the New South Wales Division of the Australian Property Institute to nominate a valuer possessing the qualifications referred to in this paragraph 11.1.3 who shall make a final determination of the amount by which the rent reserved and any other moneys payable under this Lease is to be abated and of the duration of such abatement and in making such determination such valuer shall be deemed to be acting as an expert and not as an arbitrator and the costs incurred in having such determination made shall be borne equally by the parties.

11.2.   Termination of Lease on Destruction of Building

        11.2.1. If the Building is totally destroyed or damaged so extensively as to render the repair of or making good such damage impracticable or undesirable in the reasonable discretion of the Lessor, then:

                 11.2.1.1. this Lease may be determined by written notice by either the Lessor or the Lessee without liability attaching to either party by reason of such determination provided that the Lessee shall not be entitled to determine this Lease if the Lessor within a period of three months after the occurrence of the destruction or damage shall have given written notice to the Lessee of its intention to reinstate the Building and make the Premises fit for occupation ("the Notice") and if the Lessor shall thereafter with all reasonable expedition (and subject to all necessary approvals first being obtained) proceed to reinstate the Building and make the Premises fit for occupation; and

                 11.2.1.2. if the Lessor has not given the Notice pursuant to paragraph 11.2.1, the Lessor is deemed to have determined that it is impractical or undesirable to reinstate the Building and the Lease shall be determined as provided in paragraph 11.2.1.

       11.2.2. The Lessor is not under any obligation to rebuild or reinstate or make fit for occupation the Premises or the Building following any damage giving rise to a right of termination under this subclause 11.2. unless it gives written notice of its intention to reinstate the Building and Premises

       11.2.3. The provisions of clause 11.1, shall apply with all necessary modifications in the case of the destruction or damage referred to in clause 11.2.

11.3.  Costs

       11.3.1. Each party shall pay its own legal costs incidental to the preparation and execution of the Lease.

       11.3.2. In addition to the rent and other moneys reserved by this Lease, the Lessee shall pay:

                 11.3.2.1. stamp duty and registration fees in connection with the Lease;

                 11.3.2.2. all costs, charges and expenses for which the Lessor becomes liable in consequence of or in connection with:

                             11.3.2.2.1. any breach or default by the Lessee in the performance or observance of any of the terms of this Lease; and

                             11.3.2.2.2. any assignment, sublease, variation or any other transaction sought by the Lessee.

11.4.  Lessee to Permit Inspection and Display of Signs

       The Lessee will at all reasonable times permit the Lessor to exhibit the Premises to prospective tenants or purchasers and will during the period of 12 months prior to the Termination Date of this Lease allow the Lessor to affix and exhibit such "For Sale" and "To Let" notices as the Lessor shall think fit provided that the Lessor shall give the Lessee reasonable notice of its intention to so exhibit the Premises, and the Lessor takes all reasonable steps to minimise any disruption to the Lessee in its use and occupation of the Premises.

11.5.   Notices

        Any notice or other document required to be given or served under this Lease may be given or served:

        11.5.1. in any manner mentioned in Section 170 of the Conveyancing Act, 1919; or

        11.5.2.   by certified post; or

        11.5.3. to or on the solicitor for the intended recipient of the notice in any manner referred to in paragraph 11.5.1 or 11.5.2 or by deposit into a box held for use exclusively by the solicitor at any recognised document exchange;

        and any notice or other document shall when given or served by either party by the method mentioned in paragraphs 11.5.2 or 11.5.3 be deemed to have been given or served and received by the other party 2 Business Days after the date of posting or deposit at the document exchange and in the case of any notice or document required to be served or given by the Lessor to the Lessee the same may be signed on behalf of the Lessor by its managing agent or an authorised officer of the Lessor.

11.6.   Lessor's Rights to be Unaffected

        The rights, powers and remedies of the Lessor under this Lease shall in no way be affected or limited by the Lessor:

        11.6.1. granting to the Lessee any time or indulgence regarding payment of rent hereunder;

        11.6.2.   releasing the Lessee from payment of rent or any part thereof;

        11.6.3. agreeing to the substitution of a different rent either for the unexpired term of this Lease or during any part of the term hereby granted;

        11.6.4. extending the time for payment of any moneys due on account of rent;

        11.6.5. postponing any rights, powers or remedies conferred upon the Lessor following default by the Lessee under this Lease or the exercise of any such rights, powers or remedies at any time and in any manner;

        11.6.6. forbearing to enforce the covenants of the Lessee contained in this Lease or any one or more of them; or

        11.6.7. granting any other concession to the Lessee regarding payment of rent or to otherwise complying with the Lessee's covenants under this Lease.

11.7.   Essential Terms

        11.7.1. The Lessor and Lessee hereby expressly agree and declare that the covenants by the Lessee contained or implied in:

                  11.7.1.1.  clauses 4.1, 4.2, 4.3 and 4.4;

                  11.7.1.2.  clauses 5.1 and 5.2;

                  11.7.1.3.  clause 6.1;

                  11.7.1.4.  clause 8.1;

                  11.7.1.5.  clauses 14.4, 14.6 and 14.7;

        are essential terms of this Lease.

        11.7.2. The Lessee shall be liable to the Lessor for any loss or damage suffered by the Lessor resulting from any breach of an essential term of this Lease and that nothing in this clause
                  11.7 shall in any way limit the Lessor's right to remedy at law or in equity for a breach by the Lessee of any warranty in the Lease.

        11.7.3. The Lessor's entitlement to damages under this clause 11.7 shall be in addition to any other remedy or entitlement to which the Lessor shall be entitled or which may result from any breach of an essential term of this Lease.

        11.7.4. The covenants referred to in clause 11.7.1 above shall be essential terms of this Lease notwithstanding acceptance by the Lessor of arrears of rent or of any late payment of rent or any waiver by the Lessor in respect of the Lessee's continuing obligation to pay rent during the term of this Lease.

        11.7.5. If the Lessee repudiates this Lease or breaches any covenants contained in the Lease, the Lessee shall be liable for any loss or damage suffered by the Lessor as a result of the repudiation or breach and such loss or damage shall include any loss of benefits which performance of the obligations contained in this Lease by the Lessee would otherwise have conferred on the Lessor.

        11.7.6. The Lessee's liability to the Lessor under clause 11.7.1 above shall not be affected or limited in any way by:

                  11.7.6.1.  the Lessee abandoning or vacating the Premises;

                  11.7.6.2. the Lessor re-entering the Premises or terminating this Lease;

                  11.7.6.3. the Lessor accepting the Lessee's repudiation of this Lease; or

                  11.7.6.4. any conduct by either the Lessor or the Lessee which shall constitute a surrender of this Lease by operation of law.

12.     Head Lease And/Or Other Interests

12.1.   Right to Inspect

        The Lessee will at all times during the term of this Lease permit the Lessor and any person having any estate or interest in the Premises superior to or concurrent with the Lessor to exercise the Lessor's powers to:

        12.1.1.   enter and view the Premises; and

        12.1.2. carry out repairs, renovations, maintenance and other work in the Premises; and

        12.1.3. otherwise exercise and/or perform its lawful rights or obligations in regard to the Premises.

12.2.   Right to Receive Rents

        In the event of a person other than the Lessor becoming entitled to receive rents and/or any other moneys payable pursuant to this Lease either by operation of law or otherwise, the Lessee covenants and agrees that:

        12.2.1. such person shall have the benefit of all covenants and agreements on the part of the Lessee under this Lease; and

        12.2.2. the Lessee at the cost of the Lessee will enter into such covenant and/or agreement with such other person in that regard as the Lessor may reasonably require.

12.3.   Lessor to Protect Estate under Sublease

        12.3.1. The Lessor shall comply with its obligations under the Sublease and will not permit the Lessee's estate or interest under this Lease to be determined by reason of the determination of the Lessor's estate or interest under the Sublease due to default by the Lessor under the Sublease.

        12.3.2. The Lessor shall use its best endeavours to ensure that the lessor under the Sublease complies with its obligations under the Sublease.

        12.3.3. The Lessor shall use its best endeavours to ensure that the lessee under the Head Lease complies with its obligations under the Head Lease including to repair the Building as provided in the Head Lease.

12.4.   Lessee not to Prejudice Lessor's Estate

        No act matter or thing whatsoever shall at any time during the term of the Lease be done or permitted by the Lessee which might prejudice or give ground for the determination of the estate or interest of the Lessor in the Premises and/or under the Sublease, provided that where the obligations of the Lessee in this Lease are not consistent with the lessee's obligations in the Sublease the Lessee shall only be obliged to comply with the relevant obligation in this Lease.

13.     Option for Renewal

        Deliberately deleted.

14.     Bank Guarantee

14.1. On or before the date of execution of this Lease the Lessee must provide to the Lessor a bank guarantee in terms satisfactory to the Lessor from a bank acceptable to the Lessor for the amount set out in Item 16 of the Reference Schedule ("the Bank Guarantee") such bank guarantee to be held by the Lessor during the term of the Lease as security for the due observance by the Lessee of the terms and conditions of this Lease.

14.2. The Lessor shall be entitled to increase the amount of the Bank Guarantee during the term of this Lease provided that:

        14.2.1. the Lessor shall not exercise such right more frequently than once every twelve months during the term; and

      14.2.2. the Lessor shall give to the Lessee 28 days written notice of the revised Bank Guarantee; and

      14.2.3. the revised Bank Guarantee shall not exceed the amount set out in Item 16 of the Reference Schedule.

      The Lessee must give the Lessor the new Bank Guarantee required under this subclause by the end of the 28 days referred to in paragraph 14.2.2.

14.3. The Lessor is entitled to recover rent, other money and damages for breach of this Lease without being limited to the Bank Guarantee and the application by the Lessor of the Bank Guarantee or receipt of money under the Bank Guarantee is without prejudice to any other right or remedy available to the Lessor in respect of this Lease.

14.4. If at any time during the term of this Lease the Lessor appropriates any part of the Bank Guarantee, the Lessee must replace or reinstate the Bank Guarantee immediately following a request by the Lessor to do so to the extent of the amount called on or appropriated.

14.5. Despite the actual wording of any bank undertaking, the Lessor may call on that undertaking for any money payable to the Lessor by the Lessee under this Lease.

14.6. If the Lessor sells the property or the premises, the Lessee must ensure that the Bank Guarantee and all guarantees and other security held by the Lessor as security for the Lessee's obligations under this Lease are transferred to the purchaser or novated in favour of the purchaser at the Lessee's expense.

14.7. If any of the Bank Guarantee or any guarantee or other security held by the Lessor as security for the Lessee's obligations under this Lease lapses, becomes void or ceases to have full value to the Lessor for any reason, the Lessee must immediately provide the Lessor with a Bank Guarantee, guarantee or other security acceptable to the Lessor. 15. Goods and Services Tax 15.1. Notwithstanding any other provision of this Lease, any amount payable for a supply made under this Lease which is calculated by reference to a cost, expense or other amount paid or incurred by a party to this Lease will be reduced by an amount equal to any input tax credits to which that party is entitled to in respect of that cost, expense or other amount.

15.2. If the Lessor makes a supply under or in connection with this Lease, any amount payable for that supply will be reduced by an amount representing the reduction in the costs of the Lessor in making that supply resulting from the abolition or reduction in any tax (other than income tax), duty, excise or other impost associated with the introduction of the GST, as calculated by the Lessor in accordance with the provisions of Part VB of the Trade Practices Act 1974 and relevant ACCC guidelines where applicable.

15.3. If GST becomes payable by a party ("Supplier") on any supply it makes under this Lease:

      15.3.1. any amount payable or consideration to be provided under this Lease for that supply (as reduced in accordance with clauses 15.1 and 15.2 where applicable)

                ("Agreed Amount") is exclusive of GST;

       15.3.2. an additional amount will be payable by the party providing consideration for that supply ("the Recipient"), equal to the amount of GST payable on that supply as calculated by the Supplier in accordance with the GST law and payable at the same time and in the same manner as for the Agreed Amount; and

       15.3.3. the Supplier will provide a tax invoice (or equivalent documentation which complies with the GST law) to the Recipient in respect of that supply, no later than the time at which the Agreed Amount for that supply is to be provided under this Lease.

15.4. If, for any reason, the GST payable by the Supplier in respect of a supply it makes under this Lease (incorporating any increasing adjustments or decreasing adjustments relating to that supply) varies from the additional amount it receives from the Recipient under paragraph
       15.3 in respect of that supply, the Supplier will provide a refund or credit to or will be entitled to receive the amount of this variation from the Recipient (as appropriate). Where an adjustment event occurs in relation to a supply, the Supplier will issue an adjustment note to the Recipient in respect of that supply within 14 days after becoming aware of that adjustment event occurring.

15.5. "GST", "GST law" and other terms used in this clause 15 have any meanings used in the A New Tax System (Goods and Services Tax) Act 1999 (as amended from time to time) or any replacement or other relevant legislation and regulations, except "GST law" also includes any applicable rulings. Any reference to GST payable by the Supplier includes any GST payable by the representative member of any GST group of which the Supplier is a member.

                                  SCHEDULE 1
                 Operating Procedures and Building Regulations

1. The Lessee shall not cover or obstruct the floors, skylights, glazed panels, ventilators and windows that reflect or admit light or air into passageways or into any part of the Building or cover or obstruct any lights or any other means of illumination in the Building.

 2. No window curtains, window blinds, window screens or awnings shall be erected without the approval of the Lessor (such approval not to be unreasonably withheld) and if any such appurtenances are approved they shall be fabricated of non-inflammable material.

3. No television or radio mast or antenna shall be affixed to any part of the Building and no musical instrument, gramophone, radio, amplifier, television, audiovisual or other sound or picture-producing equipment shall be used or operated in the Premises or in any part of the Building unless such equipment is not audible or visible from outside the Premises.

4. The Lessee shall not do anything that may interfere with the proper functioning of the airconditioning.

5. The Lessee shall use or permit to be used for the receipt, delivery or other movement of any goods, wares or merchandise or articles of bulk or quantity only the loading dock and goods lift and at such times as the Lessor may from time to time permit and the Lessee shall generally comply with all reasonable requirements of the Lessor in regard to such matters.

6.   No rubbish or waste shall at any time be burned in the Building.

7. Subject to the rights and privileges given to the Lessee by the Lessor for the parking of motor vehicles, the Lessee shall not use or permit to be used the Common Areas of the Building or any part thereof for any business or commercial purpose or the display or advertisement of any goods or services or generally for any purpose other than a purpose for which the same was intended or provided.

8. No nails, screws or hooks shall be driven into any parts of the Building without the Lessor's prior written consent (such consent not to be unreasonably withheld) nor shall any explosive power driven method of fixing articles to ceilings, walls or floors be used.

9. The Lessor shall be entitled to close the Building due to riots, civil disturbance, demonstrations or any other cause which in the opinion of the Lessor endangers or may endanger the Building or persons therein or thereon.

10. The Lessee shall appoint a floor warden for each whole floor of the Building or part thereof leased by the Lessee and shall ensure that the Lessee and persons under its control are fully aware of all safety and emergency procedures for the Building and the Lessee shall comply with any practice or test procedures and drills from time to time arranged or required by the Lessor in connection with the emergency and evacuation procedures for the Building.

11. The footpaths, entrances, passages, arcades, halls, lifts, escalators, staircases, fire doors and escape doors shall not be obstructed by the Lessee and persons under its control or be used by them for any other purpose than for ingress to or egress from the Premises.

12. The water closets and other water supply apparatus and the Lessor's equipment therein shall not be used for any purpose other than for which they were constructed and no tea leaves, sweepings, rubbish, rags, ashes or other substance shall be placed therein. The cost of making good damage resulting to such apparatus or otherwise from such misuse by the Lessee and persons under its control (including, without limitation, the cost of repairing, renewing, reinstating or replacing such apparatus, equipment or other thing) shall be borne by the Lessee.

13. The Lessee shall not suffer any accumulation of useless property or rubbish in the Premises or adjacent thereto.

14. Access to the Building outside the hours of 7.00am to 6.00pm Mondays to Fridays (excluding public holidays) shall be by means of a card access system and the Lessee and persons under its control shall comply with all reasonable requirements of the Lessor in relation to the operation of such card access system and the general security arrangements for the Building.

15. The Lessee shall use the passenger lifts only for the carriage of passengers.

16. The Lessee shall give to the Lessor prompt notice in writing of any accident or defect in any of the Services connected to the Building of which the Tenant is aware.

17. The Lessee shall not prepare or cook food in the Building other than in any areas which may be provided and which are approved by the Lessor for the purpose.

18. The airconditioning plant for the Building shall not be operated on Saturdays Sundays or public holidays but otherwise shall as far as practicable be operated between 7.30am and 6.00pm on all other days in the year provided that the Lessee may arrange with the Lessor's Managing Agent for the airconditioning of the Premises outside the hours aforesaid at the cost of the Lessee.

19. Notwithstanding that doors to service ducts and cupboards may be located within the Premises, the Lessee shall not position furniture or equipment so as permanently to obstruct such ducts and cupboards and shall allow the Lessor access thereto.

                                  SCHEDULE 2

        Lessee's Contribution to Increases in Outgoings of the Building

1. The Lessee shall pay to the Lessor that percentage stated in Item 9 of the Reference Schedule of the amount by which the outgoings of the Building for each calendar year exceed the outgoings of the Building for the year ended on the date set out in Item 10 of the Reference Schedule ("the base figure").

2. For the purpose of this Lease "the outgoings of the Building" shall mean the total sum of all rates, taxes (excluding GST levied on goods and services supplied by the Lessor), costs and expenses of the Lessor properly or reasonably assessed or assessable, paid or payable or otherwise incurred in respect of the Building and in relation to the control, management and maintenance of the Building and without limiting the generality of the foregoing shall include:

     (a) all rates, taxes, (excluding income and capital gains tax and GST levied on goods and services supplied by the Lessor) charges, assessments, duties, impositions and fees at any time or from time to time payable to any Government, local Government, semi-Government or other competent authority in respect of the Land and/or Building irrespective of the ownership thereof;

     (b) all charges for and costs in relation to the supply of water, sewerage and drainage;

     (c) all amounts payable in respect of insurance relating to the Building including stamp duties; the insurance of the Building and the structures and appurtenances installed therein to their full insurable reinstatement value against all usual risks; plate glass insurance; public liability insurance; workers compensation insurances; loss of rents insurance and any other insurances effected by the Lessor in relation to any risk relating to the Lessor's ownership or interest in the Building;

     (d) all reasonable costs (inclusive of wages) of the management, security, control and administration of the Building including fees paid to the Managing Agent but excluding lease commissions on individual leases;

     (e) the costs of operating, supplying, maintaining, repairing and renovating all services from time to time provided by the Lessor for tenants and occupiers of the Building including lifts and airconditioning and the plant and equipment required for any such services;

     (f) all charges for lighting, power, heating, airconditioning and ventilation incurred in connection with the Building; and

     (g) the cost of general repairs servicing and maintenance of the Building and its appurtenances including fees paid to the specialist contractors;

     less any credit or refund of GST to which the Lessor is entitled as a result of incurring an expense which forms Outgoings of the Building, but there shall be excluded from such outgoings any costs and expenses:

     (h)  covered by any insurance effected by the Lessor for the Building;

     (i)  incurred in respect of structural repairs or renewals;

     (j)  of a capital expenditure nature.

3. The Lessee's contribution to the outgoings of the Building shall be payable in the following manner:

     (a) As soon as may be convenient after the expiration of each calendar year during the term of this Lease or at the commencement of the term of this Lease (as the case may be) the Lessor shall provide an estimate of the outgoings of the Building for the then current or ensuing calendar year (as the case may be) with a statement of the Lessee's proportion (being that percentage shown in Item 9 of the Reference Schedule) of the amount by which the outgoings of the Building for the calendar year the subject of the Lessor's estimate exceed the base figure.

     (b) The Lessee shall pay the Lessee's proportion of such estimate calculated in accordance with the preceding subclause by equal instalments in advance on the same days upon which the instalments of rent are payable and any period of occupation less than a full lease year shall be apportioned accordingly on a daily basis.

     (c) As soon as may be convenient after 31 December in every year the Lessor will provide a statement of the actual outgoings of the Building for the year then ended and the amount by which they exceed the base figure together with a statement as to the Lessee's proportion thereof. The Lessor shall provide the Lessee with copies of such vouchers and/or receipts as are reasonably necessary to confirm the figures in the statement as soon as reasonably practicable after the Lessee shall, acting reasonably, request the same provided that such request is made within 14 days of the receipt of the statement by the Lessee. In the absence of patent error such certificate shall be conclusive evidence of the amount of such outgoings.

     (d) Within fourteen days of the date of receipt of the statement referred to in the preceding subclause or, in the event of the Lessee requesting evidence of the figures in the statement as referred to in sub-clause (c), within 14 days of the receipt of such evidence any adjustment necessary between the Lessor and the Lessee shall be made either by the Lessee paying to the Lessor any deficiency in the amount paid on account by the Lessee in accordance with the Lessor's estimate or by the Lessor crediting any excess in such amount to the account of the Lessee, as the case may be, and such adjustment shall be effected notwithstanding the termination of this Lease.

                              REFERENCE SCHEDULE

Item 1 - Lessor

         Waterways Authority
         C/- Maritime Assets Division
         Waterways Authority
         Level 11
         Maritime Trade Towers
         207 Kent Street
         SYDNEY NSW 2000

Item 2   Lessee

         C-bridge Australia Pty Limited (ACN: 091 294 343)

Item 3 - Prior Encumbrances
         Nil

Item 4 - Premises

         Level 22

Item 5 - Term (clause 3.1)

         For a term of 5 years commencing 1 July 2000 and terminating 30 June
         2005

Item 6 - Minimum Rent Per Annum (clause 4.4.1)

         $463,950.00

Item 7 - Rent Commencement Date (clauses 4.3.1 and 4.4.1)

         1 September 2000

Item 8 - Rent Review Dates (clause 4.4.1 and 4.4.3

         Date                       Review Type
         1 July 2001                Fixed Review                    $482,508.00
         1 July 2002                Fixed Review                    $501,808.32
         1 July 2003                Market Review


Item 9 - Lessee's Percentage of Increases in Outgoings (clause 4.2 and Schedule
         2)

           4.60%

Item 10 - Outgoings Base year (Schedule 2 Clause 1)

          31 December 2000

Item      11 - Amount of Public Risk Insurance (clause 7.1)

          Ten million dollars ($10,000,000.00)

Item 12 - Permitted Use (clause 8.1)

          Commercial Offices

Item 13 - Lessee's Redecoration Dates (clause 6.3)

          The Termination Date

Item 14 - Option for Renewal (clause 13)

          Nil

Item 15   - Changes to Lease If Option Exercised (clause 13)

          Not applicable

Item 16   - Amount of Bank Guarantee (clause 14.1)

          (a)   Prior to 1 July 2003;

          the amount equal to the aggregate of 6 months rent and 6 months estimated Lessee's percentage of increase in outgoings payable from time to time under this Lease;

          (b) After 1 July 2003;

          the amount equal to the aggregate of 3 months rent and 3 months estimated Lessee's percentage of increase in outgoings payable from time to time under this Lease.

                                   THE INDEX

Section       1:   Definitions and Interpretations
              1.1  Definitions
              1.2  Interpretations

Section       2:   Exclusion of Statutory Provisions and Severability
              2.1  Exclusion of Statutory Provisions
              2.2  Severability of Provisions in Breach of Trade Practices Act
                   (1974)

Section       3:   Term
              3.1  Term of Lease
              3.2  Monthly Tenancy
              3.3  Reduction of Term

Section       4:   Rent, Rent Review and Lessee's Contribution to Outgoings
              4.1  Covenant to Pay Rent
              4.2  Additional Payment by Lessee
              4.3  Method of Payment
              4.4  Minimum Rent and Rent Review
              4.5  Procedure to Determine Current Rent
              4.6  Interest on Overdue Rent or Other Moneys

Section       5:   Assignment/Subletting
              5.1  Lessee not to Mortgage Charge etc
              5.2  Lessee not to Assign or Sublease
              5.3  Lessor may withhold consent if Security Risk
              5.4  Consent to transfer of Shares
              5.5  Sale of the Lessee's Business

Section       6:   Maintenance Repairs Alterations and Additions
              6.1  Lessee to Keep Premises and Fixtures in Good Repair
              6.2  Services by Lessee of Plant and Equipment Within and
                   Exclusively

                   Servicing the Premises
              6.3  Redecoration by Lessee
              6.4  Lessee's Further Maintenance/Repair Obligations
              6.5  Lessee's Contribution to Cleaning Costs
              6.6  Lessor to Consent to Installation of Partitions
              6.7  Removal of Fixtures and Fittings by Lessee on Termination
              6.8  Notice of Damage and Defects by Lessee

Section       7:   Insurance and Indemnity
              7.1  Public Risk and Glass Insurance by Lessee
              7.2  Lessee not to Prejudice Lessor's Insurance or Premium Rate
              7.3  Compliance with Insurance Council Requirements
              7.4  Lessee to Occupy Premises at its Risk
              7.5  Indemnity by Lessee

Section       8:   Use of Premises and Building
              8.1  Use to which premises may be put by Lessee
              8.2  No warranty by Lessor as to Suitability of Premises
              8.3  Payment of Utility Charges by Lessee
              8.4  Lessee's Obligations
              8.5  Restrictions on Use of Premises by Lessee
              8.6  Provision of Directory by Lessor

Section       9:   Rights Reserved by Lessor
              9.1  Maintenance by Lessor
              9.2  Entry by Lessor and the Architects Agents and Workmen of the
                   Lessor to View and Effect Repairs and Alterations
              9.3  Work by Lessor to Remedy Lessee's Default
              9.4  Default by Lessee
              9.5  Power of Attorney in Favour of Lessor upon Lessee's Default
              9.6  Right for Lessor to vary Operating Procedures and Building
                   Regulations
              9.7  Fire Drills and Evacuation Procedures

Section       10:   Covenants by Lessor
              10.1  Quiet Enjoyment
              10.2  Use of Common Areas of the Building
              10.3  Sole use rights for certain Common Areas

Section       11:   Miscellaneous
              11.1  Abatement of Rent on Damage to Premises
              11.2  Termination of Lease on Destruction of Building
              11.3  Lessee to Pay Lessor's Costs
              11.4  Lessee to Permit Inspection and Display of Signs
              11.5  Notices
              11.6  Lessor's Rights to be Unaffected
              11.7  Essential Terms

Section       12:   Head Lease and/or Other Interests
              12.1  Right to Inspect
              12.2  Right to Receive Rents
              12.3  Lessor to Protect Estate under Sublease
              12.4  Lessee not to Prejudice Lessor's Estate

Section       13:   Option for Renewal

Section       14:   Bank Guarantee

Schedule 1:   Operating Procedures and Building Regulations

Schedule 2:   Lessee's Contribution to Outgoings of the Building

Reference Schedule